                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       ----------------------------------



                                  July 2, 1998
                                  ------------
                Date of Report (Date of earliest event reported)



                              THE PRESLEY COMPANIES
                              ---------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     0-18001                 33-0475923
(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification Number)


               19 Corporate Plaza, Newport Beach, California 92660
               ---------------------------------------------------
              (Address of principal executive offices) (zip code)


                                 (949) 640-6400
                                 --------------
               Registrant's telephone number, including area code

Items 1-4.     Not Applicable.
               ---------------

Item 5.        Other Events.
               -------------

        On July 2, 1998, The Presley Companies issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 6.        Not Applicable.
               ---------------

Item 7.        Exhibits.
               ---------

        Exhibit 99 Press Release dated July 2, 1998.

Item 8.        Not Applicable.
               ---------------


                                    SIGNATURE

        Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 2, 1998

                                            THE PRESLEY COMPANIES,
                                            a Delaware corporation



                                            By:    /s/ David M. Siegel
                                                   ----------------------------
                                            Name:  David M. Siegel
                                            Title: Senior Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer

                                  EXHIBIT INDEX


Exhibit                      Description
-------                      -----------

99                           Press Release Dated July 2, 1998.







                                      - 3 -